UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2013

Rex Energy Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

366 Walker Drive State College, Pennsylvania	16801
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (814) 278-7267

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) of Rex Energy Corporation (the “Company”), the stockholders approved the Amended and Restated 2007 Long-Term Incentive Plan (the “Amended Plan”). The Amended Plan, among other things, (i) increases the total number of shares of the Company’s common stock available for issuance under the plan by 2,900,000 shares, (ii) removes the limit on full value share awards that may be made under the plan, (iii) amends the annual grant limits for key employees, and (iv) implements limits on annual awards to non-employee members of the Board of Directors of the Company. The Amended Plan also makes a number of other changes intended to clarify and streamline the operation of the plan and to provide the Company with additional protections (such as subjecting plan awards to any “clawback” policy that the Company may have in effect from time to time and permitting amendments to be made to unvested awards as determined by the Compensation Committee of the Company’s Board of Directors).

The foregoing description of the Amended Plan is a summary and does not purport to be complete. The foregoing description is qualified in its entirety by reference to the full text of the Amended Plan, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 8, 2013, the Company held the 2013 Annual Meeting at 11:00 a.m. at The Hampton Inn & Suites located at Williamsburg Square, State College, Pennsylvania 16803. As of March 22, 2013, the record date for the 2013 Annual Meeting, there were 53,225,107 shares of common stock issued and outstanding. A quorum of common stockholders, present in person or by proxy, representing 51,045,189 shares of common stock was present at the 2013 Annual Meeting. The final voting results of the 2013 Annual Meeting are set forth below. Each of these items is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 8, 2013.

Proposal One – Election of Directors

The Company’s common stockholders elected each of the Company’s six nominees for director to serve a term of one year to expire at the 2014 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, as set forth below:

NAME	VOTES FOR	VOTES WITHHELD	BROKER NON- VOTES
Lance T. Shaner	37,532,754	9,951,082	3,561,353
Thomas C. Stabley	47,253,279	230,557	3,561,353
John W. Higbee	46,202,503	1,281,333	3,561,353
John A. Lombardi	46,203,633	1,280,203	3,561,353
Eric L. Mattson	46,481,722	1,002,114	3,561,353
John J. Zak	39,748,181	7,735,655	3,561,353

Proposal Two – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s common stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, as set forth below:

VOTES FOR	VOTES AGAINST	ABSTENTIONS
49,919,502	1,102,755	22,932

Proposal Three – Advisory Vote on Executive Compensation

The Company’s common stockholders approved the compensation of its named executive officers as described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 8, 2013, as set forth below:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON- VOTES
45,708,539	1,706,728	68,569	3,561,353

Proposal Four – Approval of Amended and Restated 2007 Long-Term Incentive Plan

The Company’s common stockholders approved the Amended Plan as described in Item 5.02 above, as set forth below:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON- VOTES
38,762,455	8,693,229	28,152	3,561,353

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amended and Restated 2007 Long-Term Incentive Plan.

[Signature page to follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REX ENERGY CORPORATION

By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Vice President, General Counsel and Secretary

Date: May 13, 2013

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated 2007 Long-Term Incentive Plan.